SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 12, 2005

(Date of Report)

(Date of Earliest Event Reported)

Central European Distribution Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-24341	54-1865271
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

Two Bala Plaza, Suite 300, Bala Cynwyd, Pennsylvania 19004

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (610) 660-7817

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On October 12, 2005, we completed our acquisition of 61% of the outstanding capital stock of Przedsiebiorstwo “Polmos” Białystok S.A. (“Polmos Białystok”) from the State Treasury of the Republic of Poland. We reported the completion of this acquisition in a Current Report on Form 8-K filed with the Securities and Exchange Commission on October 13, 2005 (the “Original Form 8-K”), which report is incorporated herein by reference. We now own approximately 66% of Polmos Białystok’s outstanding capital, as we have purchased approximately 5% of Polmos Białystok’s shares in the open market.

The purpose of this Form 8-K/A No. 1 is to amend the Original Form 8-K to include the historical and pro forma financial statements required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Unaudited consolidated financial statements of Przedsiebiorstwo “Polmos” Białystok S.A. as of June 30, 2005 and for the six month periods ended June 30, 2005 and 2004, and the notes related thereto, are attached as Exhibit 99.2 hereto and are hereby incorporated herein by reference.

Audited financial statements of Przedsiebiorstwo “Polmos” Białystok S.A. as of December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, and the notes related thereto, are attached as Exhibit 99.3 hereto and are hereby incorporated herein by reference.

(b) Pro forma financial information.

Unaudited pro forma financial information as of June 30, 2005, and for the year ended December 31, 2004 and the six months ended June 30, 2005, and the notes related thereto, is attached as Exhibit 99.4 hereto and is hereby incorporated herein by reference.

(c) Exhibits.

2.1	Share Purchase Agreement, dated July 11, 2005, by and among the State Treasury of the Republic of Poland, Carey Agri International-Poland Sp. z o.o. and Central European Distribution Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 15, 2005).

10.1	Employment Agreement, dated August 10, 2005, by and between Central European Distribution Corporation and Richard Roberts (exhibit included with the original Current Report on Form 8-K filed with the Securities and Exchange Commission on October 13, 2005).

23.1	Consent of PricewaterhouseCoopers Sp. z o.o., independent registered public accounting firm.

99.1	Press release, dated October 12, 2005, titled “Central European Distribution Corporation Completes the Purchase of 61% of the Capital Stock of Polmos Białystok S.A.” (exhibit included with the original Current Report on Form 8-K filed with the Securities and Exchange Commission on October 13, 2005).

99.2	Unaudited consolidated financial statements of Przedsiebiorstwo “Polmos” Białystok S.A. as of June 30, 2005 and for the six month periods ended June 30, 2005 and 2004, and the notes related thereto.

99.3	Audited financial statements of Przedsiebiorstwo “Polmos” Białystok S.A. as of December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, and the notes related thereto.

99.4	Unaudited pro forma financial information as of June 30, 2005, and for the year ended December 31, 2004 and the six months ended June 30, 2005, and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2005	Central European Distribution Corporation

	By:	/s/ James Archbold
	Name:	James Archbold
	Its:	Secretary